Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, John A. Affleck, Chief Executive Officer of Stratton Real Estate Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2012	/s/ John A. Affleck
John A. Affleck, Chief Executive Officer (principal executive officer)

I, Lynne M. Cannon, Chief Financial Officer of Stratton Real Estate Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2012	/s/ Lynne M. Cannon
Lynne M. Cannon, Chief Financial Officer (principal financial officer)